UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 17, 2020

Elanco Animal Health Incorporated

(Exact name of registrant as specified in its charter)

Indiana	001-38661	82-5497352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 Innovation Way Greenfield, Indiana (Address of principal executive offices)	46140 (Zip Code)

Registrant’s telephone number, including area code: (877) 352-6261

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ELAN	New York Stock Exchange
5.00% Tangible Equity Units	ELAT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2020 Elanco Animal Health Incorporated (the “Company”) adopted the Elanco Executive Severance Pay Plan and Summary (the “Plan”) for its senior employees, including its named executive officers. The Company adopted the Plan following discussions with its compensation consultant to fill a gap in the Company’s compensation programs and align them with market practices. Under the Plan, severance benefits are payable to eligible employees if their employment is terminated by the Company without cause and in certain other specified circumstances. The Plan does not provide for benefits upon voluntary separation of service by the employee.

The severance benefits provided under the Plan are as follows:

•	Severance payment equal to the sum of (i) two times the amount of base salary for the Chief Executive Officer (the “CEO”), or one times the base salary for other executives; plus (ii) two times (with respect to the CEO) or one times (with respect to other executives) the amount of their target annual cash incentive bonus for the year of termination or, if there is no target-based annual cash incentive bonus, then the annual cash bonus paid or payable for the most recently completed calendar year; plus (iii) a lump sum payment equal to 24 months (with respect to CEO) or 12 months (with respect to other executives) of the Company contributions paid for active employees for medical and dental coverage.

•	Outplacement services for up to twelve months following the termination date.

•	Payments of (i) any accrued but unpaid base salary through the date of termination; (ii) any accrued but unpaid bonuses, subject to certain conditions; and (iii) all benefits and rights accrued under the employee benefit plans.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elanco Animal Health Incorporated

November 23, 2020	By:	/s/ Michael-Bryant Hicks

Name: Michael-Bryant Hicks
Title: Executive Vice President, General Counsel and Corporate Secretary